Supplement to the
Retirement Government Money Market Portfolio
October 30, 2014
Prospectus

Effective May 31, 2015, Retirement Government Money Market Portfolio's principal investment strategies as set forth in the "Fund Summary" and "Fund Basics" sections of the prospectus are revised so that the Adviser normally invests at least 99.5% of the fund's total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully. This policy is subject to change only upon 60 days' prior notice to shareholders.

RGM-15-01  January 30, 2015
1.478079.115

Supplement to the
Retirement Money Market Portfolio
October 30, 2014
Prospectus

The Board of Trustees has approved, subject to shareholder approval, a proposal to modify Retirement Money Market Portfolio's fundamental concentration policy so that the fund would be prohibited from investing more than 25% of its total assets in the financial services industry. A meeting of shareholders of Retirement Money Market Portfolio will be held on May 12, 2015, to vote on this proposal. If approved by shareholders, the fund will make other changes necessary to operate as a government money market fund, including (ii) adopting a principal investment strategy to normally invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully and (ii) changing its name to "Fidelity Retirement Government Money Market II Portfolio." If approved, the fund currently anticipates that these changes will take effect in the fourth quarter of 2015.

Shareholders should read the proxy statement, which contains important information relating to the proposals, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-8544. The proxy statement will also be available on the Securities and Exchange Commission's web site (www.sec.gov).

RMM-15-02  January 30, 2015
1.478064.116